UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 4, 2026
Date of Report (Date of earliest event reported)

Bed Bath & Beyond, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way, 3rd Floor
Murray
Utah 84123
(Address of principal executive offices)(Zip Code)

(801) 947-3100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	BBBY	New York Stock Exchange
Warrants to Purchase Shares of Common Stock	BBBY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on July 8, 2026, Bed Bath & Beyond, Inc. (the “Company”) completed its acquisition of The Container Store Holdings, LLC (“TCS Holdings”), pursuant to that certain Agreement and Plan of Merger, dated as of April 2, 2026, by and among the Company, TCS Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“TCS Merger Sub”), and TCS Holdings, pursuant to which TCS Merger Sub merged with and into TCS Holdings, with TCS Holdings surviving as a wholly owned subsidiary of the Company (the “TCS Merger”). See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 9, 2026, as amended by the Company’s Current Report on Form 8-K/A filed with the SEC on July 27, 2026, for additional information regarding the TCS Merger.

As also previously disclosed, on July 23, 2026, the Company entered into an Agreement and Plan of Merger (the “F9 Merger Agreement”) with Beyond Home Services, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“BHS”), F9 Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of BHS (“F9 Merger Sub 1”), F9 Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of BHS (“F9 Merger Sub 2”), F9 Investments, LLC, a Florida limited liability company (“F9 Seller”), F9 Brands, Inc., a Delaware corporation (the “F9 Target”), and, solely for the purposes of Sections 3.6, 3.7, 3.8 and 5.1 of the F9 Merger Agreement, Tom Sullivan, the indirect owner of F9 Seller, pursuant to which, subject to the terms and conditions set forth therein, F9 Merger Sub 1 will merge with and into the F9 Target (the “First F9 Merger”), immediately followed by the merger of the F9 Target with and into F9 Merger Sub 2 (the “Second F9 Merger” and, together with the First F9 Merger, the “F9 Mergers”), with F9 Merger Sub 2 surviving as a wholly owned subsidiary of BHS. Following the F9 Mergers, F9 Target’s operating subsidiaries, LumLiq2, LLC, Cabinets To Go, LLC and Southwind Building Products, LLC, will be indirect wholly owned subsidiaries of the Company. Closing of the F9 Mergers is subject to the satisfaction or waiver of customary conditions, and no assurance can be given that the F9 Mergers will be completed in a timely manner or at all.  See the Company’s Current Report on Form 8-K filed with the SEC on July 27, 2026 for additional information regarding the proposed F9 Mergers.

The Company is filing this Current Report on Form 8-K for the purpose of incorporating by reference the following financial statements and financial information into certain registration statements (and the related prospectuses included therein) to be filed with the SEC by the Company under the Securities Act of 1933, as amended, following the filing of this Current Report on Form 8-K:

•
the unaudited consolidated financial statements of The Container Store Group, Inc., a direct wholly owned subsidiary of TCS Holdings, and its subsidiaries for the 13 weeks ended June 27, 2026 and June 28, 2025, and the related notes thereto, are filed herewith as Exhibit 99.1 and incorporated herein by reference;

•	the audited financial statements of LumLiq2, LLC as of and for the year ended December 31, 2025, and the related notes thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference;

•
the unaudited financial statements of LumLiq2, LLC as of and for the six months ended June 30, 2026, and the related notes thereto, are filed herewith as Exhibit 99.3 and incorporated herein by reference;

•
the audited financial statements of Cabinets To Go, LLC as of and for the year ended December 31, 2025, and the related notes thereto, are filed herewith as Exhibit 99.4 and incorporated herein by reference;

•
the unaudited financial statements of Cabinets To Go, LLC as of and for the six months ended June 30, 2026, and the related notes thereto, are filed herewith as Exhibit 99.5 and incorporated herein by reference;

•
the audited financial statements of Southwind Building Products, LLC as of and for the year ended December 31, 2025, and the related notes thereto, are filed herewith as Exhibit 99.6 and incorporated herein by reference;

•
the unaudited financial statements of Southwind Building Products, LLC as of and for the six months ended June 30, 2026, and the related notes thereto, are filed herewith as Exhibit 99.7 and incorporated herein by reference; and

•
the unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2026, the unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2026, and for the year ended December 31, 2025, and the related notes thereto, in each case giving effect to the TCS Merger and the previously reported acquisition of The Brand House Collective, Inc. (“TBHC”) by the Company on April 2, 2026 (the “TBHC Merger”), are filed herewith as Exhibit 99.8 and incorporated herein by reference.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only and is not intended to, and does not purport to, present or be indicative of what the Company’s actual results of operations or financial position would have been if the TCS Merger or the TBHC Merger had occurred on the relevant date, and is not intended to project the future results of operations or financial position that the Company may achieve following such acquisitions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
23.1	Consent of BDO USA, P.C., independent auditor of LumLiq2, LLC.
23.2	Consent of BDO USA, P.C., independent auditor of Cabinets To Go, LLC.
23.3	Consent of Estes & Walcott, independent auditor of Southwind Building Products, LLC.
99.1	Unaudited consolidated financial statements of The Container Store Group, Inc. and its subsidiaries for the 13 weeks ended June 27, 2026 and June 28, 2025, and the related notes thereto.
99.2	Audited financial statements of LumLiq2, LLC as of and for the year ended December 31, 2025, and the related notes thereto.
99.3	Unaudited financial statements of LumLiq2, LLC as of and for the six months ended June 30, 2026, and the related notes thereto.
99.4	Audited financial statements of Cabinets To Go, LLC as of and for the year ended December 31, 2025, and the related notes thereto.
99.5	Unaudited financial statements of Cabinets To Go, LLC as of and for the six months ended June 30, 2026, and the related notes thereto.
99.6	Audited financial statements of Southwind Building Products, LLC as of and for the year ended December 31, 2025, and the related notes thereto.
99.7	Unaudited financial statements of Southwind Building Products, LLC as of and for the six months ended June 30, 2026, and the related notes thereto.
99.8
Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2026, the unaudited pro forma condensed combined statements of operations of the Company for the six months ended June 30, 2026, and for the year ended December 31, 2025, and the related notes thereto, in each case giving effect to the TCS Merger and the TBHC Merger.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bed Bath & Beyond, Inc.

By:	/s/ Marcus Lemonis
Marcus Lemonis
Chief Executive Officer
Date:	August 4, 2026